                                                UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 10549
                                                         ___________________
                                                  FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest event reported)             February 2, 2000

Commission File Number:                 0-10843

                                                                  CSP Inc.
                              (Exact name of registrant as specified in its charter)

                             Massachusetts                                                             04-2441294
                  (State or other jurisdiction of                                               (I.R.S. Employer
                  incorporation or organization)                                              Identification No.)

                 40 Linnell Circle, Billerica, Massachusetts                               01821-3901
                (Address of principal executive offices)                                         (Zip Code)

                                                                 (978) 663-7598
                                      (Registrant's telephone number, including area code)

                                                                         None
                      (Former name, former address, former fiscal year, if changed since last report)

Item 8. Change in Fiscal Year

            On October 19, 1999, the Company decided to change its fiscal year from the last Friday in August in Fiscal 1999 to the last day in August for Fiscal 2000. In Fiscal 1999, each quarter was 13 weeks in length ending on the last Friday of the quarter. Beginning in Fiscal 2000 each quarter will end on the last day of the last month of the quarter. Fiscal Year 2000 will be 53 weeks in length compared to 52 weeks in Fiscal 1999. The effect of the change is not expected to have a material effect on the Company's financial statements for Fiscal 2000. This change does not require the filing of a transition report thus one will not be filed.

                                                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSP Inc.
(Registrant)

Date: February 2, 2000                                         By: /s/ Alexander R. Lupinetti
                                                                                       Chief Executive Officer,
                                                                                       President and Chairman

Date: February 2, 2000                                         By: /s/ Gary W. Levine
                                                                                        Vice President of Finance,
                                                                                        Chief Financial Officer